INVENTORIES	12 Months Ended
Dec. 31, 2024
INVENTORIES:
INVENTORIES

6.   INVENTORIES

As at December 31,	Note	2024 $	2023 $
Concentrate stockpiles		299	1,328
Doré bars		547	273
Leach pad and gold-in-circuit		26,673	27,527
Ore stockpiles		104,998	73,015
Materials and supplies		55,864	53,235
Total inventories		188,381	155,378
Less: non-current portion	9	(53,885)	(39,553)
Current inventories		134,496	115,825

During the year ended December 31, 2024 the Company expensed $648.2 million of inventories to cost of sales (December 31, 2023 - $584.6 million).

During the year ended December 31, 2024, a charge of $6.1 million (December 31, 2023 - $6.2 million) was recognized to reduce low grade stockpiles at Lindero and Yaramoko to net realizable value. This includes a charge of $2.0 million (December 31, 2023 - $2.3 million) related to depletion and depreciation.